PREPAYMENTS AND OTHER ASSETS (CURRENT) (Tables)	12 Months Ended
Jun. 30, 2018
PREPAYMENTS AND OTHER ASSETS (CURRENT)
Schedule of prepayments and other assets (current)
Prepayments	139,767	136,923
Inventories at the lower of cost and net realizable value	59,007	76,822
Performance bond and deposits	3,505	3,377

Total current prepayments and other assets	202,279	217,122